MUNDOVAL FUND
GLOBAL VALUE INVESTING



Quarterly Commentary: 2Q13

Portfolio Review:

The Mundoval Fund returned 3.76% in the second quarter of 2013 versus 0.65% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.18% versus 5.84% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Financial (ING Group, AIG, Citigroup & Bank of America), Consumer Discretionary (Viacom and Staples) and Information Technology Sectors (Google and Microsoft). Negative factors impacting investment performance for the Fund during the quarter included the Telecommunication (France Telecom & Telekom Indonesia) and Energy Sectors (CNOOC Ltd & Lukoil).

During the quarter ABB ADR, Corning, Microsoft and Exxon Mobil were sold after reaching prices that we believed reflected their intrinsic values. One new business was purchased during the quarter, Joy Global (NYSE:JOY), a leading global manufacturer of mining equipment and a provider of aftermarket parts and services used in the extraction of coal, iron ore, copper, oil sands and other minerals. The Fund owns shares of 27 companies as of June 30, 2013. We continue to maintain our largest allocations to the financial, telecommunications and information technology sectors. Foreign and domestic businesses represent 57.2% and 40.2% respectively of the Fund's holdings.

Manager Commentary:

The recent uncertainty and volatility experienced by investors in the capital markets is directly related to the reality that the Federal Reserve is slowing down the use of easing fiscal policy to jump start our post recession economy with ultra low and unsustainable interest rates. The Ten Year U.S. Treasury interest rate increased from 1.8% in early May to 2.55% at the end of June. Despite the ensuing volatility, world stock market averages in general are higher at the end of June than in March.

Emerging Markets are the worst performing year to date, yet, in our opinion, offer some of the most attractive investment opportunities. Chinese businesses Baidu, China Mobile and CNOOC are selling for prices that are less than our estimation of their intrinsic values. MTN Group in South Africa and American Movil in Mexcio continue to grow their wireless subscriber bases in Africa, the Middle East and Latin America despite short-term concerns about stability in those regions of the world. Russian integrated oil & gas producer, Lukoil, sells for four times earnings and approximately 60% of its tangible net asset value per share. We have taken advantage of the recent volatility and increased our allocations to many of these businesses at cheaper prices, thereby enhancing our margin of safety and ability to earn a satisfactory rate of return over time.

Thank you for your confidence and continued support.

Sincerely yours,
Arthur Q. Johnson, CFA

Average Annual Total Returns as of June 30, 2013

	2Q 2013 (Non-Annualized)	Year to date	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	3.76%	5.99%	23.31%	13.32%	4.28%	4.66%	6.18%
MSCI World Index	0.65%	8.43%	18.58%	13.70%	2.70%	3.37%	5.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.